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|DC_DOCS\96018.1||
                    PERIMMUNE HOLDINGS, INC.

                      AMENDED AND RESTATED

                  REGISTRATION RIGHTS AGREEMENT


                  Dated as of December 22, 1997


                    PERIMMUNE HOLDINGS, INC.

         1330 Piccard Drive, Rockville, Maryland  20850

          This Amended and Restated Registration Rights Agreement ("Agreement") is made and entered into as of December 22, 1997, by and among PerImmune Holdings, Inc., a Delaware corporation (the "Company"), and the stockholder of the Company who is a signatory hereto (the "Investor").

          WHEREAS, the Company and the Investor entered into that certain Registration Rights Agreement dated as of June 16, 1997 in connection with that certain Stock Purchase Agreement dated as of June 16, 1997 (the "June Stock Purchase Agreement"), pursuant to which the Investor purchased 20 shares of Series B Convertible Preferred Stock, par value $0.01.

          WHEREAS, the Company and the Investor have entered into that certain Stock Purchase Agreement dated as of the date hereof (the "December Stock Purchase Agreement"), pursuant to which the Investor purchased 100 shares of Series B Convertible Preferred Stock, par value $0.01.

          WHEREAS, the Company desires to grant the same registration rights it granted to the Investor in respect of the shares purchased pursuant to the June Stock Purchase Agreement, to such Investor in respect of the shares purchased pursuant to the December Stock Purchase Agreement.

          Accordingly, in consideration of the foregoing and of the mutual promises, covenants and conditions set forth below, the parties hereby agree as follows:

1.   Definitions

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Board  of  Directors:  The Board of  Directors  of  the
     Company.

          Claim:  Any  loss,  claim, damages,  liability  or
     expense    (including   the   reasonable    costs    of
     investigation and legal fees and expenses).

          Common Stock: The common stock, par value $0.01 per share, of the Company.

          Equity Security: Any capital stock of the Company or any security convertible, with or without consideration, into any such stock, or any security carrying any warrant or right to subscribe to or purchase any such stock, or any such warrant or right.

          Exchange Act: The Securities Exchange Act of 1934, as from time to time amended.

          Firm Commitment Underwritten Offering: An offering in which the underwriters agree to purchase securities for distribution pursuant to a registration statement under the Securities Act and in which the obligation of the underwriters is to purchase all the securities being offered if any are purchased.

          Holder: The beneficial owner of a security. For all purposes of this Agreement, the Company shall be entitled to treat the record owner of a security as the beneficial owner of such security unless the Company has been given written notice of the existence and identity of a different beneficial owner.

          Indemnified Holder: Any Holder of Registrable Securities, any officer, director, employee or agent of any such Holder and any Person who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

          Misstatement: An untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

          Person: A natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

          Piggyback  Registration:  A  registration  pursuant  to
     Section 2 hereof.

          Preferred  Stock:  The  Series B Convertible  Preferred
     Stock, par value $0.01 per share, issued and sold pursuant to the Stock Purchase Agreements (as defined herein).

          Prospectus: The prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

          Qualifying  IPO:   The  first registered,  underwritten
     public offering of shares of Common Stock by the Company.

          Registrable Securities: (a) The shares of Common Stock held by the Investor, and (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any such share or other security shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security.

          Registration: A Piggyback Registration.

          Registration Expenses: The out-of-pocket expenses of a Registration, including:

               (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers);

               (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determinations of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

               (3)  printing, messenger, telephone and delivery expenses;

               (4) fees and disbursements of counsel for the Company, counsel for the underwriters and of not more than one firm of attorneys for the sellers of the Registrable Securities (the attorneys for such sellers to be determined by a vote of the majority of the aggregate shares of Registrable Securities requested to be included in the Registration Statement for such Registration);

               (5) fees and disbursements of all independent certified public accountants of the Company incurred in connection with such Registration (including the expenses of any special audit and "cold comfort" letters incident to such registration);

               (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities);

               (7) premiums and other costs of securities acts liability insurance if the Company so desires or if the underwriters or selling holders of Registrable Securities so require; and

               (8) fees and expenses of any other Persons retained by the Company.

          Registration Statement: Any registration statement under the Securities Act on an appropriate form (which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements required by the SEC to be filed therewith) which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

          Securities Act: The Securities Act of 1933, as from time to time amended.

          SEC: The Securities and Exchange Commission.

          Stock  Purchase  Agreements:  The June  Stock  Purchase
     Agreement and the December Stock Purchase Agreement.

          Transfer Restricted Security: A security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 promulgated thereunder (or any successor rule). The foregoing notwithstanding, a security shall remain a Transfer Restricted Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security have been lifted or removed and
     (ii) the Holder of such security has received at Company expense an opinion of counsel to the Company (which counsel and opinion are reasonably satisfactory to such Holder), to the effect that such shares in such Holder's hands are freely transferable in any public or private transaction without registration under the Securities Act (or such Holder has waived receipt of such opinion).

          Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for distribution to the public.

2.   Piggyback Registrations

     (a)  Participation

          Each time the Company decides to file a Registration Statement under the Securities Act (other than on Forms S-4 or S-8 or any successor form thereto and other than in connection with a Qualifying IPO) covering the offer and sale by it or any of its security holders of any of its securities for money, the Company shall give written notice thereof to all Holders of outstanding Registrable Securities, which written notice shall state that the Company has decided to so file a registration statement and shall include the approximate date that such registration statement is expected to be filed with the SEC and the name of any underwriter (if any) with respect to such offering. The Company shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given. If the registration statement is to cover an Underwritten Offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

     (b)  Underwriter's Cutback

          Subject to the requirements of Section 10 hereof, if in the good faith judgment of the managing underwriter of such offering the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other Common Stock to be included in the offering shall be reduced to such smaller number with the participation in such offering to be in the following order of priority: (1) first, the shares of Common Stock which the Company proposes to sell for its own account, (2) second, the shares of Registrable Securities and any other shares of Common Stock requested to be included. Any necessary allocation among the Holders of shares within each of the foregoing groups shall be pro rata among such Holders requesting such registration based upon the number of shares of Common Stock and Registrable Securities owned by such Holders.

     (c)  Company Control

          The Company may decline to file a Registration Statement after giving notice to any Holder pursuant to Section 3(a) above, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that the Company shall promptly notify each Holder in writing of any such action and provided further that the Company shall bear all expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement.

3.   Hold-Back Agreements

          Upon the written request of the managing underwriter of any Underwritten Offering of the Company's securities, a Holder of Registrable Securities shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in such registration) without the prior written consent of such managing underwriter for a period (not to exceed 30 days before the effective date and 180 days thereafter) that such managing underwriter reasonably determines is necessary in order to effect the underwritten public offering; provided that each of the officers and directors of the Company shall have entered into substantially similar holdback agreements with such managing underwriter covering at least the same period.

4.   Registration Procedures

          If and whenever the Company is required to register Registrable Securities in a Piggyback Registration, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

          a)   prepare and file with the SEC as soon as practicable a
Registration   Statement  with  respect   to   such   Registrable
Securities and use its best efforts to cause such Registration Statement to become effective and remain continuously effective until the date earlier to occur of (i) the date six months from the  date such Registration Statement was declared effective, and
(ii) the date the last of the Registrable Securities covered by such Registration Statement have been sold provided that before filing a Registration Statement or Prospectus or any amendments or  supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters, and the Company shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders  of
a   majority  of  the  Registrable  Securities  covered  by  such
Registration  Statement  or  the  underwriters,  if  any,   shall
reasonably object;

          b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by any Holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

          c)   promptly notify the selling Holders of Registrable
Securities  and  the  managing  underwriter,  if  any,  and   (if
requested by any such Person) confirm such advice in writing,

               (1) when the Prospectus or any supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

               (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

(3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,
(4) if at any time the representations and warranties of the Company contemplated by clause (1) of paragraph (o) below cease to be accurate in all material respects,
(5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable
Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and
(6) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing a Misstatement;
          d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

          e)   if requested by the managing underwriter or a Holder of
Registrable   Securities  being  sold  in  connection   with   an
Underwritten Offering, immediately incorporate in a supplement or
post-effective  amendment  such  information  as   the   managing
underwriter and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of shares of Registrable Securities being sold to underwriters, the purchase price being paid therefor by such underwriters and with respect
to   any  other  terms  of  the  Underwritten  Offering  of   the
Registrable Securities to be sold in such offering; and make all required filings of such supplement or post-effective amendment as soon as notified of the matters to be incorporated in such supplement or post-effective amendment;

          f) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the
Prospectus  (after initial filing of the Registration  Statement)
provide copies of such document to counsel to the selling Holders of  Registrable  Securities and to the managing  underwriter,  if
any,  and  make  the  Company's  representatives  available   for
discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling
Holders or underwriters may reasonably request;

          g) furnish to each selling Holder of Registrable Securities and the managing underwriter, without charge, at least one signed
copy   of  the  Registration  Statement  and  any  post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits
(including those incorporated by reference);

          h) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus);

          i) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their
respective  counsel  in  connection  with  the  registration   or
qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in  such  jurisdictions of the Registrable Securities covered  by the  Registration Statement; provided that the Company shall  not
be   required  to  qualify  generally  to  do  business  in   any
jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          j) cooperate with the selling Holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely
preparation   and  delivery  of  certificates  not  bearing   any
restrictive legends representing the Registrable Securities to be sold and cause such Registrable Securities to be in such denominations and registered in such names as the managing underwriter may request at least three business days prior to any sale of Registrable Securities to the underwriters;

          k) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          l) if the Registration Statement or the Prospectus contains a Misstatement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain a Misstatement;

m)   cause all Registrable Securities covered by the Registration
Statement to be listed on any national securities exchange or authorized for quotation on NASDAQ or in the National Market
System on which Common Stock is then listed or is authorized for quotation, if requested by the Holders of a majority of such Registrable Securities or the managing underwriter, if any;
          n) provide a CUSIP number for all Registrable Securities not later than the effective date of the Registration Statement;

          o) enter into such agreements (including an underwriting agreement) and do anything else necessary or advisable in order to  expedite  or  facilitate the disposition of such  Registrable
Securities,  and  in  such  connection,  whether   or   not   the
registration is an Underwritten Registration:

               (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings;

               (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter, if any, and the Holders of a majority of the Registrable Securities being sold) addressed to each selling Holder and the underwriter, if any, covering the matters customarily covered in opinions delivered to underwriters in primary Underwritten Offerings and such other matters as may be reasonably requested by such Holders or underwriters;

               (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings;

(4) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and
               (5) deliver such documents and certificates as may be requested by the Holders of a majority of the Registrable Securities being sold and the managing underwriter, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the Holders of a majority of the Registrable
Securities being sold;

          p) make available for inspection by representatives of the Holders of a majority of the Registrable Securities being sold, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or any such underwriter, all financial and other records and pertinent corporate documents and properties of the
Company,   and  cause  the  Company's  officers,  directors   and
employees to supply all information reasonably requested  by  any such representative, underwriter, attorney or accountant in connection with the Registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such
Persons  unless  disclosure  of  such  records,  information   or
documents is required by court or administrative order; and

          q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to
its   security   holders  earnings  statements   satisfying   the
provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an Underwritten Offering, or, if not sold to underwriters in such an offering, (y) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

          Notwithstanding the foregoing, the Company shall, upon written notice delivered to the Holders of Registrable Securities, be entitled to postpone the filing or declaration of effectiveness of a Registration Statement required or proposed to be filed hereunder (i) upon the happening of any event of the kind described in Section 4(c)(6), or (ii) if, in the reasonable determination of the Company, there exists circumstances not yet disclosed to the public, which would be required to be disclosed in such Registration Statement and the disclosure of which would be materially harmful to the Company. The Company shall use its best efforts to minimize the length of any postponement or discontinuance provided that the Company may postpone for a period of sixty (60) days the disclosure of any circumstances if, in the reasonable determination of the Company, such disclosure would be materially harmful to the Company.

5.   Registration Expenses

     (a)   Piggyback Registrations

          The   Company  shall  bear  all  Registration  Expenses
incurred in connection with all Piggyback Registrations.

     (b)  Company Expenses

          The Company also will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with any listing of the securities to be registered on a securities exchange, and the fees and expenses of any Person, including special experts, retained by the Company.

6.   Indemnification

     (a)  Indemnification by the Company

          The Company agrees to indemnify and hold harmless each Indemnified Holder from and against all Claims arising out of or based upon any Misstatement or alleged Misstatement, except insofar as such Misstatement or alleged Misstatement was based upon information furnished in writing to the Company by any Indemnified Holder expressly for use in the document containing such Misstatement or alleged Misstatement. This indemnity shall not be exclusive and shall be in addition to any liability which the Company may otherwise have.

          The foregoing notwithstanding, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement made in any preliminary prospectus if (i) such Indemnified Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable
Securities giving rise to such Claim and (ii) the Prospectus would have corrected such untrue statement or omission.

          In addition, the Company shall not be liable to the extent that any such Claim arises out of or is based upon a Misstatement or alleged Misstatement in a Prospectus, (x) if such Misstatement or alleged Misstatement is corrected in an amendment or supplement to such Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Indemnified Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased a Registrable Security from such Indemnified Holder and who is asserting such Claim.

          The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in a distribution covered by a Registration Statement, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Registrable Securities.

     (b)  Indemnification Procedures

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses.

          Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be the expense of such Indemnified Holder unless
(i) the Company has agreed to pay such fees and expenses, (ii) the Company shall have failed to assume the defense of such action or proceeding or has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder that are different from or additional to those available to the Company.

          If such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company as permitted by the provisions of the preceding paragraph, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder. The foregoing notwithstanding, the Company shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders (which firm shall be designated in writing by such Indemnified Holders) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

          The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

     (c)  Indemnification by Holder of Registrable Securities

          Each Holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement, Prospectus or preliminary prospectus. In no event, however, shall the liability hereunder of any selling Holder of Registrable Securities be greater than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Holder by Sections 6(a) and 6(b) above.

          The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

     (d)  Contribution

          If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or
Section 6(c) above (other than by reason of exceptions provided in those Sections) in respect of any Claims referred to in such Sections, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such Claims as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the Claims referred to above shall be deemed to include, subject to the limitations set forth in
Section 6(b), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the Misstatement or alleged Misstatement relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement or alleged Misstatement.

          The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

          Notwithstanding the provisions of this Section 6(d), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which (i) the total price at which the securities that were sold by such Indemnified Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Indemnified Holder has otherwise been required to pay by reason of such Misstatement.

          No   person   guilty  of  fraudulent  misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.   Exchange Act Reporting Requirements

          From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any successor provision) and the use of Form S-3.

          From and after such date, the Company shall forthwith upon request furnish any Holder of Registrable Securities (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

          The purpose of the foregoing requirements are (x) to enable any such Holder to comply with the current public information requirements contained in paragraph (c) of Rule 144 under the Securities Act (or any successor provision) and (y) to qualify the Company for the use of registration statements on Form S-3.

8.   Requirements for Participation in Underwritten Offerings

          No Person may participate in any Underwritten Offering pursuant to a Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.   Suspension of Sales

          Upon  receipt  of written notice from the Company  that
(i) a Registration Statement or Prospectus contains a Misstatement, or (ii) in the reasonable determination of the
Company, there exists circumstances not yet disclosed to the public which would be required to be disclosed in such
Registration Statement and the disclosure of which would be materially harmful to the Company, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended Prospectus required by Section 4(1) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The Company shall use its reasonable best efforts to minimize the length of such suspension of sales, provided, that the Company may require the suspension of sales for a period of sixty (60) days in the event that the disclosure of any circumstances, in the reasonable determination of the Company would be materially harmful to the Company.

10.  Miscellaneous

     (a)  Remedies

          Each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Stock Purchase Agreements and granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b)  No Inconsistent Agreements

          The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

          Except as otherwise disclosed to the Investor, the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

     (c)  Amendments and Waivers

          The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or sup plemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of at least a majority of the outstanding shares of Registrable Securities. The foregoing notwithstanding, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of shares of Registrable Securities whose shares are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of shares of Registrable Securities may be given by the Holders of a majority of the shares of Registrable Securities being sold.

     (d)  Notices

          All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               i) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions hereof, which address initially is, with respect to each Investor, the address set forth in Section 9.2(a) of the June Stock Purchase Agreement, with a copy to Reicker, Clough, Pfau & Pyle LLP, 1421 State Street, Suite B, Santa Barbara, California 93102-1470, Attention: Dan Reicker, Esq.; and

               ii)  if to the Company, initially at its address set forth in
          Section 9.2(b) of the June Stock Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions hereof, with a copy to with a copy to Latham & Watkins, Latham & Watkins, 1001 Pennsylvania Avenue, N.W., Suite 1300, Washington, D.C. 20004, Attention:
          Bruce E. Rosenblum, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. The Company shall promptly provide a list of the most current addresses of the Holders of Registrable Securities given to it in accordance with the provisions hereof to any such Holder for the purpose of enabling such Holder to communicate with other Holders in connection with this Agreement.

     (e)  Successors and Assigns

          This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     (f)  Counterparts

          This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g)  Table of Contents and Headings

          The table of contents and headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h)  Governing Law

          This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

     (i)  Severability

          In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j)  Forms

          All references in this Agreement to particular forms of registration statements are intended to include all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     (k)  Entire Agreement

          This Agreement and the Stock Purchase Agreements are intended by the respective parties to those agreements as the final expression of their respective agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Stock Purchase Agreements. This Agreement and the Stock Purchase Agreements supersede all prior agreements and understandings between the parties with respect to such subject matter.


          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              COMPANY:

                              PERIMMUNE HOLDINGS, INC.

                              By:  /s/MICHAEL G. HANNA
                                                            Name:
Michael G. Hanna
                                                           Title:
President


                              INVESTOR:

                              MENTOR CORPORATION

                              By:  /s/CHRISTOPHER J. CONWAY
                                                            Name:
Christopher J. Conway
                                                           Title:
Chairman, CEO


1.   DEFINITIONS                                                1

2.   PIGGYBACK REGISTRATIONS                                    5

     (A)  PARTICIPATION                                         5

     (B)  UNDERWRITER'S CUTBACK                                 5

     (C)  COMPANY CONTROL                                       6

3.   HOLD-BACK AGREEMENTS                                       6

4.   REGISTRATION PROCEDURES                                    6

5.   REGISTRATION EXPENSES                                     11

     (A)  PIGGYBACK REGISTRATIONS                              11

     (B)  COMPANY EXPENSES                                     11

6.   INDEMNIFICATION                                           12

     (A)  INDEMNIFICATION BY COMPANY                           12

     (B)  INDEMNIFICATION PROCEDURES                           13

     (C)  INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES  13

     (D)  CONTRIBUTION                                         14

7.   EXCHANGE ACT REPORTING REQUIREMENTS                       15

8.   REQUIREMENTS FOR PARTICIPATION IN UNDERWRITTEN OFFERINGS  16

9.   SUSPENSION OF SALES                                       16

10.  MISCELLANEOUS                                             16

     (A)  REMEDIES                                             16

     (B)  NO INCONSISTENT AGREEMENTS                           17

     (C)  AMENDMENTS AND WAIVERS                               17

     (D)  NOTICES                                              17

     (E)  SUCCESSORS AND ASSIGNS                               18

     (F)  COUNTERPARTS                                         18

     (G)  TABLE OF CONTENTS AND HEADINGS                       18

     (H)  GOVERNING LAW                                        18

     (I)  SEVERABILITY                                         18

     (J)  FORMS                                                       19

     (K)  ENTIRE AGREEMENT                                     19